NASDAQ: EDGW Corporate Presentation – Sept 2012 Business Advisory & Product-Based Consulting Exhibit 99.1

Safe Harbor Language
Safe Harbor Language

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning our strategy, geographical influence, expansion of our Microsoft and Oracle channels, development of cloud-based SaaS products and IP to help verticalize our product suite, balance sheet strength, revenue goals, growth including acquisitions, billable consultant utilization, expected profitability impact in connection with an improvement in billable consultant utilization, profitability, EBITDA and financial position.  These forward-looking statements inherently involve certain risks and uncertainties, although they are based on our current plans or assessments which are believed to be reasonable as of the date of this Presentation.  Factors that may cause actual results, goals, targets or objectives to differ materially from those contemplated, projected, forecasted, estimated, anticipated, planned or budgeted in such forward-looking statements include, among others, the following possibilities:
(1) failure to obtain new customers or retain significant existing customers; (2) the loss of one or more key executives and/or employees;
(3) changes in industry trends, such as a decline in the demand for Enterprise Resource Planning and Enterprise Performance Management
solutions, custom development and system integration services and/or declines in industry-wide information technology spending, whether on a temporary or permanent basis and/or delays by customers in initiating new projects or existing project milestones; (4) inability to execute upon growth objectives, including new services and growth in entities acquired by our Company; (5) adverse developments and volatility involving geopolitical or technology market conditions; (6) unanticipated events or the occurrence of fluctuations or variability in the matters identified under “Critical Accounting Policies and Estimates” in our most recent Annual Report on Form 10-K; (7) delays in, or the failure of, our sales pipeline being converted to billable work and recorded as revenue; (8) termination by clients of their contracts with us or inability or unwillingness of clients to pay for our services, which may impact our accounting assumptions; (9) inability to recruit and retain professionals with the high level of information technology skills and experience needed to provide our services; (10) failure to expand outsourcing services to generate additional revenue; (11) any changes in ownership of the Company or otherwise that would result in a limitation of the net operating loss carry forward under applicable tax laws; (12) the failure of the marketplace to embrace advisory and product-based consulting services; and/or (13) failure to make a successful claim against the Fullscope escrow account.  In evaluating these statements, you should specifically consider various factors described above as well as the risks outlined under Part I - Item IA “Risk Factors” in our 2011 Annual Report on Form 10-K filed with the SEC on
March 12, 2012.  These factors may cause our actual results to differ materially from those contemplated, projected, anticipated, planned or budgeted in any such forward-looking statements.
Although we believe the expectations in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, growth, earnings per share or achievements.  However, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements.  Except as required by law, we undertake no obligation to update any of the forward-looking statements after the date of this Presentation to conform such statements to actual results.
This presentation is © 2012 Edgewater Technology, Inc. – All Rights Reserved

Who We Are…
Who We Are…

Edgewater is a leading strategic consulting firm
We’re focused on helping upper mid-market &
Global 2000 companies leverage our expertise to
drive transformational change
that:
Improves processes
Reduces costs
Increases revenue
Our advisory services and product-based
solutions are tailored for the “C-level” executive
– typically the CFO
As of June 30, 2012: Last 12-Month Revenue of
$104M, $0 debt, and free cash flow positive

The History of Edgewater
The History of Edgewater
Edgewater
founded by Shirley
Singleton & David
Clancey
1997 2002
2012 1992 2007
Staffmark
acquires
Edgewater
Edgewater becomes
public; Shirley
Singleton named
President & CEO,
David Clancey CTO
Acquisition of
Ranzal & Assoc.
(Oracle EPM
service offering)
Acquisition of
Fullscope (Microsoft
ERP service offering)
Edgewater
annual revenue
exceeds $100M

Staffmark initiates
divestiture &
reorganization
process
Resolution of
Staffmark
legacy issues

Market Drivers
Market Drivers

Software replacement cycle of the middle market is
long overdue (Enterprise Resource Planning (ERP)
product and service offerings)
The need for operational command & control on
budgeting & planning by CFO’s (Oracle channel)
Today’s M&A market has created increased demand
for our Business Advisory services

EDGEWATER

Hot!

Microsoft Dynamics AX

ORACLE

CROSS SELLING

Our Service Offerings
Our Service Offerings
Business Advisory
Services
Technology
Consulting
Enterprise Software
Consulting
Business Transformation through Enterprise Software Solutions
Enterprise Performance Management (EPM)
Enterprise Resource Planning (ERP)
Customer Relationship Management (CRM)
Custom IT Strategy Solutions & Data Management
Custom software design & implementation
Cloud integration & phasing solutions
Web-based solutions
Business Strategy, Best Practices & Process Rejuvenation
Used in all ALL verticals
Tech expertise and due diligence to M&A, private equity
& venture capital
NASDAQ: EDGW

EDGEWATER

EDGEWATER TECHNOLOGY

EDGEWATER FULLSCOPE

EDGEWATER RANZAL

Microsoft

Business advisory Best practices  Transformational change
We Go To Market Under Well
We Go To Market Under Well
Established, Recognized Brands
Established, Recognized Brands

Custom software design & implementation
Implement Microsoft SharePoint & CRM
solutions
Solutions for clients implementing
transformational projects that provide a high
ROI
Technical evaluation & design
Cloud integration & phasing solutions
Web-based solutions
On-going support services
16%
Related Revenue
LTM@Jun-12
CRM Gold Partner
NASDAQ: EDGW

EDGEWATER

EDGEWATER
TECHNOLOGY

EDGEWATER
FULLSCOPE

EDGEWATER
RANZAL

Microsoft Dynamics AX

Business advisory Best practices  Transformational change
We Go To Market Under Well
We Go To Market Under Well
Established, Recognized Brands
Established, Recognized Brands

Implement Microsoft Dynamics AX ERP Solutions
Solutions: facilitate info flow to all functions of an
organization
Primarily for manufacturers & distributors
Revenue Sources:
Implementing Microsoft software (ERP)
Selling new and/or maintenance products
Providing support services
Monetizing vertically integrated software for AX products
• Licensing & sales to Microsoft
2012 Manufacturing Partner of the Year
#1 AX Partner in N. America
32%
Related Revenue
LTM@Jun-12
NASDAQ: EDGW

EDGEWATER

EDGEWATER

EDGEWATER

EDGEWATER TECHNOLOGY

EDGEWATER FULLSCOPE

EDGEWATER RANZAL

ORACLE

Business advisory Best practices  Transformational change
We Go To Market Under Well
We Go To Market Under Well
Established, Recognized Brands
Established, Recognized Brands

Implement customized Oracle Hyperion EPM solutions
Solutions: provide planning, strategic finance, financial
reporting, business modeling & master data
management
Applicable to a wide range of industries
Revenue Sources:
Implementing Oracle software (EPM)
Selling new and/or maintenance products
Providing support services
Training
Oracle Platinum Partner
Top 5 Worldwide
52%
Related Revenue
LTM@Jun-12
NASDAQ: EDGW

Why Do Clients Choose Edgewater?
Why Do Clients Choose Edgewater?

We are experts in developing
technology solutions
Trust, reliability & value for the
money
we service both large firms &
middle-market companies, but
have the depth & ability to
quickly deploy specialized
solutions
NASDAQ: EDGW
Edgewater competitive advantage:

EDGEWATER
NASDAQ: EDGW

Sample Clients

MASSACHUSETTS

DELTA DENTAL

FARM BUREAU INSURANCE

MOFFITT CANCER CENTER

PENN Medicine

MIAMI CHILDREN'S HOSPITAL

MasterCard

MERCK

AstraZeneca

The Blackstone Group

gsk GlaxoSmithKline

Carnival

Fidelity Investments

LA QUINTA INNS & SUITES

EXTENDED STAYAMERICA

Chevron

NEWMONT

EDISON MISSION GROUP

SMUCKER'S

KAPSTONE

SYLVANIA

CHOBANI GREEK YOGURT

GREEN MOUNTAIN COFFEE ROASTERS

Samsonite

pepsi

BUMBLE BEE SEAFOODS

COVIDIEN

Client Diversity & Retention Are
Client Diversity & Retention Are
Major Strategic Advantages
Major Strategic Advantages
Focus on upper-middle &
global 2000 markets
Diverse range of industry
representation:
Insurance
Healthcare and Life Sciences
Energy
Hospitality
Manufacturing
Consumer Products
No customer represents >5% of
total service revenue¹
High level of repeat business
¹During the six-month period ended June 30, 2012
Sample Clients

Where Are We Going?
Where Are We Going?

Develop and introduce cloud-based
Software as a Service (SaaS) offerings
Design & develop valuable IP that helps
“verticalize” our core product suite
Leverage strong balance sheet to build out Microsoft
& Oracle channels, both organically and through M&A
Build geographic influence and expansion (e.g., United
Kingdom, China, Australia)
Licensing & service support
Training
Selling directly to Microsoft &
others

EDGEWATER
NASDAQ: EDGW

IP LIFECYCLE
TECHNOLOGY & MARKET ASSESSMENT
FORMULATE AN IP STRATEGY
ESTABLISH AN IP POSITION
LEVERAGE IP TO DEFEND BUSINESS
IP MONETIZATION

IP Development & Monetization
IP Development & Monetization

Edgewater has demonstrated how it
can leverage its industry experience to
develop valuable IP that it can sell to
partners:
June 2009:
sold two software product add-on
modules to Microsoft for $7.5M
July 2012:
sold to Microsoft for $3.25M
Solution designed for chemical, life
science and food manufacturers using
Microsoft Dynamics AX
We also package and license our
proprietary software solutions via our
direct sales force or channel partners
(highly leverageable)
DEVELOPMENT DEVELOPMENT
Fullscope (pre-acquisition)
Fullscope Process Industries 2

Financial Overview

Annual Financial Performance –
Annual Financial Performance –
Turnaround Underway
Turnaround Underway

Includes loss of
two large clients.
However, today no
client represents
>5% of service
revenue (YTD June
30
th
).
Annual Total
Revenue
Adj. EBITDA¹
$68.5M
$74.7M
$50.1M
$88.5M
$102.4M
$103.9M
$8.2M
$7.1M
($0.6M)
$4.8M
$7.9M
$6.1M
2007 2008 2009 2010 2011 LTM @
Q2-12
¹Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP financial measure.

EDGEWATER
NASDAQ: EDGW

Total Revenue
Adjusted EBITDA Margin[1]
$43M
$60M
$68M
$75M
$50M
$89M
$102M
$104M
5.4%
11.6%
12.0%
9.5%
(1.1%)
5.5%
7.7%
5.9%
2005
2006
2007
2008
2009
2010
2011
LTM @ Q2-12

Utilization	81.1%	79.9%	80.1%	73.5%	65.5%	75.6%	75.8%	74.9%

Revenue vs. Adjusted EBITDA Margin
Revenue vs. Adjusted EBITDA Margin

1% change =
$1.2M in revenue
¹Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP financial measure.

Favorable Shift in Service Revenue
Favorable Shift in Service Revenue
Mix
Mix

¹Annualized revenue per billable consultant is adjusted for utilization.
Our shift toward more
profitable service
offerings—from
Advisory/Tech to EPM
and ERP—has driven
a leading average
revenue per
consultant.
Advisory/Tech
EPM
ERP
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2006 2007 2008 2009 2010 2011 2012
(YTD Jun 30)
Average Annualized Service Revenue per Consultant vs. Service Revenue Mix¹
(Per Consultant Revenue in Dollars, Service Revenue Mix in Percentages)
$278K $278K
$300K $300K
$340K $340K
$348K
348K
$324K $324K
$335K $335K
$357K
$357K

Free Cash Flow Generation, Minimal
Free Cash Flow Generation, Minimal
Cap Ex¹
Cap Ex¹

¹Free cash flow is a non-GAAP financial measure and is calculated as operating cash flow minus capital expenditures.  See Appendix for a reconciliation to the most comparable GAAP financial measure.
²Free cash flow divided by enterprise value (reflective of the Company’s market capitalization, pricing as of the balance sheet date, less cash and cash equivalents). See Appendix for a calculation of this non-GAAP measure.
Includes loss of
two large clients.
However, in the
six-month period
ended June 30,
2012, no client
represents >5% of
service revenue.
9.5% Cash
Flow Yield²
$7.4M
2008
2009
2010
2011 LTM @ Q2-12
($0.3M)
$0.3M
$5.3M
$3.3M

EDGEWATER
NASDAQ: EDGW

$ Millions	Jun 30, 2012	Dec 31, 2011
Cash & equivalents	$8.9	$10.3
Receivables	27.7	23.3
Total assets	54.2	51.2
Total debt	-	0.1
Total liabilities	21.9	19.5
Total stockholders' equity	32.2	31.7

Balance Sheet Highlights¹
Balance Sheet Highlights¹

$8.9M cash, $0 debt
Historical net operating loss carry
forwards of $50M at Dec 31, 2011
protect future cash flow
$39M deferred net tax assets at
Dec 31, 2011 (offset by full
valuation allowance)
Repurchased 1.4M shares since
August 2011 for aggregate cost of
$4.0M or $2.76 per share (thru
Q2’12) – supported by 10b5-1 plan
Approximately $2.5M remaining
through expiration (Sept 2012)
¹As of June 30, 2012 (except NOL and deferred tax asset figures).
Select Balance Sheet Items

EDGEWATER
NASDAQ: EDGW

EDGW Daily
6/29/12
4.5
4.0
3.5
3.0
2.5
2.0
Volume
©BigCharts.com
600
400
200
0
Thousands
Aug Sep Oct Nov Dec 12 Feb Mar Apr May Jun

Key
Key
Stats
Stats
(NASDAQ:
(NASDAQ:
EDGW)
EDGW)

Trading Data
(@ 6-29-12)
Stock Price $3.89
52 Week Low/High $2.25/$4.29
Avg. Daily Vol.
(3 Month)
15,500
Shares Outstanding 11.2M
Public Float, est. 83%
Institutional Holdings 71%
Insider Holdings 6%
Valuation Measures
(@ 6-29-12)
Market Cap $43.7M
Enterprise Value $34.8M
EV/Revenue (LTM)
0.3x
EV/Adj. EBITDA (LTM)
5.7x
Book Value Per Share $2.87
Financial Highlights
(@ 6-30-12)
Total Revenue
(LTM)
$103.9M
Adj. EBITDA
(LTM)
$6.1M
EPS
(LTM)
$0.00
$8.9M
Total Assets
(MRQ)
$54.2M
Total Debt
(MRQ)
$0M
Total Liabilities
(MRQ) $21.9M
Total Equity
(MRQ)
$32.2M
Source: Capital IQ
$50.1
$88.5
$102.4
$103.9
($0.6)
$4.8
$7.9
$6.1
FY09 FY10 FY11 LTM @
Q2-12
Revenue
Adj. EBITDA
$ Millions
Cash & Equivalents
(MRQ)

Financial Goals
Financial Goals
Double-digit service revenue growth in
the full year 2012
Continue to drive utilization to historical
range of 78%-82% (73.2% today¹)
Improvement in utilization range
expected to be one of the catalysts to
drive >10% Adjusted EBITDA margins
(6.1% today¹)
Maintain strong balance sheet for
“tuck-in” acquisitions, internal growth
initiatives & stock repurchases
¹As of the quarter ended June 30, 2012. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP financial measure .

Edgewater Key Takeaways
Edgewater Key Takeaways

We service large firms & middle-market
companies, but have depth & ability to quickly
deploy specialized solutions
We believe the middle-market software
replacement cycle is at a tipping point
Powerhouse channel partners (Microsoft &
Oracle) & marquee client base substantiate
our value proposition
Industry expertise leads to IP creation &
monetization
Profitable, strong cash flow & efficient capital
structure allow for non-dilutive growth
opportunities
Experienced, incentivized management team
$50.1
$88.5
$102.4
$103.9
FY10 FY11
LTM @
12
Revenue
Adj. EBITDA
Q2-
$ Millions
FY09
($0.6)
$4.8
$7.9
$6.1

Contact Information
Contact Information

Edgewater Technology, Inc.
200 Harvard Mill Square, Suite 210
Wakefield, MA 01880
Tel (718) 246-3343
Company Contact
Timothy R. Oakes, CFO
Investor Relations
Liolios Group
Cody Slach
Tel (949) 574-3860
EDGW@liolios.com

Appendix

EDGEWATER
NASDAQ: EDGW

Advisory

- Business Strategy
- Best Practices
- Transformational Change

Technical

Case Study #1
Case Study #1

Leading food
manufacturer
and distributor
Aggressive
Timelines for
System,
Process, and
Staff Migration
Establish PMO
Data
Migration and
Integration
Methodology
for System
integration
Acquisition
Change
Management

EDGEWATER
NASDAQ: EDGW

Advisory

Technical

- Architecture/Roadmaps
- Analysis & Design
- Custom Development
- Web Solutions
- EIM
- Infrastructure Services

Phase 2:
Pre-Production
Implementation
Phase 3:
Production
Implementation
Enterprise Data
Warehouse to
Support
Personalized
Medicine
Phase 1:
Enterprise
Data Strategy
Comprehensive
Cancer Center
Case Study #2
Case Study #2

EDGEWATER
NASDAQ: EDGW

ORACLE

Platinum Partner
Top 5 Worldwide

China
Western Europe,
Middle & East
Africa
Central &
Eastern Europe
Latin America
North America
Asia Pacific
Leading Global
Beauty Company
Master P & L
Product-Based
Consulting
Oracle
Microsoft
Planning
Budgeting
Consolidation
Strategic Finance
Case Study #3
Case Study #3

Accounting &
Finance
Customer
Service/Sales
Order Processing
Marketing
Product
Development
Executive
Management
Global Sales
Global Supply
Chain and
Logistics
Market Leader in
Automotive
Accessories
#1 AX (ERP) in NA
CRM/XRM
SharePoint
CRM/XRM
Case Study #4
Case Study #4

Dynamics
Business Intelligence
Collaboration
Product-Based
Consulting
Oracle
Microsoft

Non-GAAP Financial Measures
Non-GAAP Financial Measures

Edgewater reports its financial results in accordance with generally accepted accounting principles (“GAAP”). Management believes, however, that certain non-GAAP financial measures used in managing the Company’s business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein and certain of the information presented by the Company from time to time may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure.  The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies.  As noted below, the foregoing measures have limitations and do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful.
Edgewater views Adjusted EBITDA and Free Cash Flow as important indicators of performance, consistent with the manner in which management measures and forecasts the Company’s performance.
We believe Adjusted EBITDA measures are important performance metrics because they facilitate the analysis of our results, exclusive of certain non-cash items, including items which do not directly correlate to our existing business, providing specialty IT services.  For instance, the exit of our former significant unrelated operations in 2000 and 2001 created significant net operating loss carry-forwards and deferred tax assets, and the tax provisions that we take under GAAP, for which there is no corresponding federal tax payment obligation for us, and the adjustments that we make to our deferred tax asset, based on the prospects and anticipated future profitability of our ongoing operations, can be significant and can obscure, either significantly, or in part, period-to-period changes in our core operating results. Likewise, we incur direct transaction costs related to acquisitions which are expensed in our GAAP financial statements.  Our Adjusted EBITDA calculation excludes the effects of direct acquisition-related costs to facilitate an understanding of comparative period-to-period changes in our core operating results. Similarly, we incurred, and have excluded from our Adjusted EBITDA calculation, costs associated with the Fullscope Embezzlement Issue as we believe that the non-recurring nature of the costs associated with this issue makes comparison of our current and historical financial results difficult.
We believe Free Cash Flow measures are important performance metrics because they provide us with a useful assessment of our liquidity and capital resources. The GAAP measure most directly comparable to Free Cash Flow is cash flow from operations. We use Free Cash Flow for the purpose of determining the amount of cash available for investment in our business, funding strategic acquisitions, repurchasing stock and other purposes. Our Free Cash Flow calculation is the result of cash flow from operations, less purchases of property and equipment. Because Free
Cash Flow addresses the effect of capital expenditures that are not reflected in GAAP cash flow from operations, we believes that Free Cash Flow provides a useful assessment of our liquidity and capital resources.

Non-GAAP Financial Measures
Non-GAAP Financial Measures
(Continued)
(Continued)
We believe that Adjusted EBITDA and Free Cash Flow metrics provide qualitative insight into our current performance; we use these measures to evaluate our results, performance of our management team and our management’s entitlement to incentive compensation (with respect to Adjusted EBITDA); and we believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of our core operating results, in general, and from period to period.

Reconciliation to Non-GAAP
Reconciliation to Non-GAAP
Measures
Measures

1
Adjusted EBITDA is a Non-GAAP financial measure and is not intended to be a financial measure that should be regarded as an alternative to, or more meaningful than, GAAP Net Income (Loss).  The Adjusted EBITDA measure presented may not be comparable to similarly titled measures presented by other companies.  Adjusted EBITDA is defined as net income less interest income and other, net, plus taxes, depreciation and amortization, stock-based compensation expense, adjustments to contingent consideration earned, goodwill impairment charges, direct acquisition costs, the Fullscope Embezzlement Issue costs and lease abandonment charges.
Fiscal   Fiscal   Fiscal   Fiscal   Fiscal   Fiscal   Fiscal   Fiscal (YTD) (YTD LTM
2005 2006 2007 2008 2009 2010 2011 2011 Q2'11 Q2'12) Q2'12
Reconciliation of GAAP Net Income (Loss) to Adjusted EBTIDA 1 (Non-GAAP):
Reported GAAP Net Income (Loss) 1,600 $        3,203 $        8,810 $       (47,018) $     (3,839) $        (23,572) $   344 $             344 $         (705) $        309 $         (52) $
Add: Income Tax Provision 850 2,105 (2,896) 712 (1,047) 21,395 843 843 (352) 219 710
Add: Goodwill and Impairment Charge 0 0 0 48,594 0 0 0 0 0 0 0
Add: Deprecation & Amortization Expense 1,046 1,755 2,448 3,771 2,694 4,023 2,886 2,886 (1,428) 932 2,390
Add: Stock-based compensation expense 229 1,201 1,479 1,555 1,139 1,034 1,202 1,202 (609) 706 1,299
Add: Changes in Contingent Earnout Consideration 0 0 0 0 0 400 144 144 (1,468) 15 (1,309)
Add: Direct Acquisition Costs 0 0 0 0 617 451 0 0 0 0 0
Add: Fullscope Embezzlement Costs 0 0 0 0 0 1,137 144 144 (114) 570 600
Add: Lease abandonment charge 0 0 0 0 0 0 2,230 2,230 0 0 2,230
Less: Interest Income and other expense, net (1,054) (1,283) (1,599) (503) (122) (34) 127 127 17 105 249
Adjusted EBITDA 1
2,346 $        6,981 $        8,242 $       7,111 $        (558) $           4,834 $     7,920 $          7,920 $      (4,659) $     2,856 $      6,117 $
Fiscal Year LTM (June 30, 2012)
(In thousands, except per share data)
Reconciliation of Non-GAAP Financial Measures
Edgewater Technology, Inc.

Reconciliation to Non-GAAP Measures
Reconciliation to Non-GAAP Measures
2
Free Cash Flow is a Non-GAAP financial measure and is not intended to be a financial measure that should be regarded as an alternative to, or more meaningful than, GAAP Cash Flow from Operations.  The Free Cash Flow measure presented may not be comparable to similarly titled measures presented by other companies.  Free Cash Flow is defined as cash flow from operations less  purchases of property and equipment.

Fiscal   Fiscal   Fiscal   Fiscal   Fiscal (YTD) (YTD LTM
2008 2009 2010 2011 2011 Q2'11 Q2'12) Q2'12
Reconciliation of GAAP Cash Flow from Operations to Free Cash Flow
2
:
Reported GAAP Cash Flows from Operations 7,742 $        (243) $           698 $        5,833 $          5,833 $      (508) $        (1,680) $     3,645 $
Less: Purchases of Property & Equipment (307) (32) (368) (518) (518) (199) 389 (328)
Free Cash Flow
2
7,435 $        (275) $           330 $        5,315 $          5,315 $      (707) $        (1,291) $     3,317 $
Calculation of Enterprise Value & Free Cash Flow Yield (@ 6/30/12):
Shares Outstanding (In Thousands) 11,235
Stock Price (June 29, 2012) 3.89 $
Market Capitalization 43,704
Less:  Cash and Cash Equivalents (8,893)
Enterprise Value 34,811 $
Free Cash Flow Yield 9.5%
Edgewater Technology, Inc.
Reconciliation of Non-GAAP Financial Measures
(In Thousands, Except Per Share Amounts)
LTM (June 30, 2012)